                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                              LETTER OF TRANSMITTAL


        FOR TENDER OF UP TO $80,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF
                  INVESTMENT NOTES ISSUED PRIOR TO MAY 15, 2004

                    PURSUANT TO THE OFFER TO EXCHANGE DATED

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|                                                     | NAME(S) AND ADDRESS(ES)
|                                                     | OF REGISTERED HOLDER(S)
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--------------------------------------------------------------------------------
     THIS EXCHANGE OFFER, AS DEFINED BELOW, WILL EXPIRE AT 5:00 P.M., PHILADELPHIA, PENNSYLVANIA TIME, ON DECEMBER 31, 2004 UNLESS EXTENDED
     (THE "EXPIRATION DATE"). HOLDERS OF NOTES, AS DEFINED BELOW, MUST
     TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO
     RECEIVE OFFER CONSIDERATION, AS DEFINED BELOW. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 The Exchange Agent for this Exchange Offer is:
                   American Business Financial Services, Inc.

By Hand Delivery, Registered Mail or Overnight Courier:          By Regular Mail:
American Business Financial Services, Inc.                       American Business Financial Services, Inc.
The Wanamaker Building                                           P.O. Box 11716
100 Penn Square East, 8th Floor                                  Philadelphia, PA 19101-9928
Philadelphia, PA 19107                                           Attention: Exchange Agent
Attention: Exchange Agent                                        Confirm by Telephone: 1-800-597-7004
Confirm by Telephone: 1-800-597-7004

         DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Exchange, as defined below.

         American Business Financial Services, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Exchange dated December 1, 2004, as may be supplemented or amended, (the "Offer to Exchange") and in this Letter of Transmittal (the Letter of Transmittal together with the Offer to Exchange constitute the "Exchange Offer"), hereby offers to exchange up to $40,000,000 in aggregate principal amount of senior collateralized subordinated notes and/or up to 80,000,000 shares of 10.0% Series A convertible preferred stock ("Offer Consideration") for up to $80,000,000 in aggregate principal amount of investment notes issued prior to May 15, 2004 ("Notes"). The Company will act as an exchange agent (the "Exchange Agent") for this Exchange Offer.

         This Letter of Transmittal is to be used by holders of Notes if: (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such holders; or (ii) tender of Notes is to be made by book-entry transfer pursuant to the procedures set forth under the caption "THIS EXCHANGE OFFER -- Procedures for Exchanging Investment Notes" in the Offer to Exchange.

         YOU SHOULD DELIVER THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS NECESSARY TO EFFECT THE EXCHANGE OFFER ONLY TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO ANY OTHER PARTY DOES NOT CONSTITUTE A VALID DELIVERY FOR THE PURPOSES OF THE EXCHANGE OFFER.

         The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. See Instruction 1.

--------------------------------------------------------------------------------
                                TENDER OF NOTES
--------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH (FOR NOTES ISSUED PRIOR TO NOVEMBER 1, 1999, THE CERTIFICATE REPRESENTING EACH NOTE MUST BE ATTACHED TO THIS LETTER OF TRANSMITTAL)

[_]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER*
--------------------------------------------------------------------------------
*All Notes issued on or after November 1, 1999 were issued in book-entry form by the Company and are registered on the book-entry registration and transfer system of the Company. By checking this box, you are authorizing the Company to make the book-entry transfers indicated in this Letter of Transmittal.

                              NOTES TO BE TENDERED

         The Company is offering to exchange each $1,000 of the principal amount of Notes issued prior to November 1, 2003 that the holder elects to tender for the following:

OPTION 1:
o $500 in principal amount of senior collateralized subordinated notes having interest rates based upon the current rates paid on the Notes tendered as described in the Offer to Exchange; and
o  500 shares of 10.0% Series A convertible preferred stock.
                                       OR
OPTION 2:
o  1,000 shares of 10.0% Series A convertible preferred stock.

---------------------------------------------------------------------------------------------------
      SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 5, 6, and 7)

To be completed ONLY if Offer Consideration is to be issued and sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the table entitled "Name(s) and Address(es) of Registered Holder(s)" within this
Letter of Transmittal.

------------------------------------------------  -------------------------------------------------
Name (please print)                               Address (please print)

--------------------------  ------------  --------  -----------------------------------------------
City                        State         Zip Code  SSI/TIN Number (See Substitute Form W-9 herein)
---------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Exchange, receipt of which is hereby acknowledged and in accordance with this Letter of Transmittal, the principal amount of Notes indicated in the table below entitled "Description of Notes Tendered" under the column heading "Principal Amount Tendered" with respect to the aggregate principal amount of such Notes.
         Subject to, and effective upon, the acceptance for exchange of the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of Notes tendered hereby. The undersigned hereby irrevocably releases and waives any and all claims the undersigned, the undersigned's successors and assigns have or may have had against the Company, its subsidiaries, affiliates and stockholders, and or the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of the Company, its affiliates and its stockholders, arising from, related to, or in connection with the undersigned's acquisition or ownership of Notes, whether these claims arise under federal or state securities laws or otherwise. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Company acts as the Exchange Agent, with respect to such Notes, with full powers of substitution and revocation, such power of attorney being deemed to be an irrevocable power coupled with an interest, to present such Notes for transfer of ownership on the books of the Company in accordance with the terms and conditions of the Exchange Offer.
         The undersigned understands that tenders of Notes pursuant to the Exchange Offer may be withdrawn at any time prior to December 31, 2004. If the Exchange Offer is extended beyond December 31, 2004 and the undersigned tenders notes after December 31, 2004, the undersigned may withdraw Notes tendered after December 31, 2004. In the event of a termination of the Exchange Offer, Notes tendered pursuant to the Exchange Offer will be returned to the tendering holders promptly if in certificated form. In the case of Notes tendered by book-entry transfer, no change will be made to the holder's Note account. If the Company makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer to the extent required by law. If the Exchange Offer is amended prior to the Expiration Date in a manner determined by the Company to constitute a material adverse change to the holders, the Company promptly will disclose such amendment and, if necessary, extend the Exchange Offer for a period deemed by the Company to be adequate to permit holders to withdraw their Notes.
         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.
         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.
         All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
         The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.
         Unless otherwise indicated herein under "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Offer Consideration to be made in connection with the Exchange Offer be issued and delivered to the undersigned.
         In the event that the "Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that Offer Consideration to be made in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

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                                                    DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                                                                OPTION SELECTED
                                                       ---------------------------------                          MATURITY
               PRINCIPAL   INTEREST  MATURITY DATE ON                            DECLINE    PRINCIPAL AMOUNT      SELECTED
NOTE NUMBER   INVESTMENT     RATE      TENDERED NOTE   OPTION #1   OPTION #2    EXCHANGE       TENDERED        SEE INSTRUCT. 2
------------------------------------------------------------------------------------------------------------------------------------
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
                                                          [_]         [_]          [_]
----------------------------------------------------------------------------------------+-------------------------------------------
                                                       TOTAL PRINCIPAL AMOUNT TENDERED: |
----------------------------------------------------------------------------------------+-------------------------------------------
              THIS INFORMATION INCLUDES THE UNDERSIGNED'S NOTES ELIGIBLE TO PARTICIPATE IN THE EXCHANGE AND PRINCIPAL
                                                       BALANCES OF SUCH NOTES.

------------------------------------------------------------------------------------------------------------------------------------
                                                          PLEASE SIGN HERE
(To be completed by all tendering registered holder(s) or beneficial holder(s) of Notes regardless of whether Notes are being physically delivered herewith)
         This Letter of Transmittal must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for
Note(s) or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title. If the registered holder is a dealer, commercial bank, trust company or other nominee acting in a fiduciary capacity as in the case of IRA or other custodial accounts, the Letter of Transmittal must also be signed by the beneficial holder. See Instructions 5 and 11.

X                                                                   X
---------------------------------------------------------------     ---------------------------------------------------------------
                        SIGNATURE(S) OF REGISTERED HOLDER(S) OR BENEFICIAL HOLDER(S) OR AUTHORIZED SIGNATORY

Dated                                                               Capacity
     ----------------------------------------------------------             -------------------------------------------------------

Name(s)                                                             Joint Owner
       --------------------------------------------------------                ----------------------------------------------------
                                                           (Please print)

Address (Include Zip Code)
                          ---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Area Code and Telephone Number                                           Tax Identification or Social Security No.
                              ---------------------------------                                                   -----------------
                                             (Complete Accompanying Substitute Form W-9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                (2)

                                                            INSTRUCTIONS

                                  (Forming Part of the Terms and Conditions of the Exchange Offer)

         1. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by holders of Notes if: (i)
certificates representing Notes issued prior to November 1, 1999 are to be physically delivered to the Exchange Agent herewith by such holders; or (ii) the tender of Notes is to be made by book-entry transfer for Notes issued between November 1, 1999 and May 14,
2004. All physically delivered Notes or a request of a book-entry transfer of all Notes held in book-entry form, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.
         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, NOTES, IF IN CERTIFICATED FORM, AND ALL OTHER REQUIRED DOCUMENTS IS
AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.
IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT THE MAILING BE
MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.
         No alternative conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of
Transmittal, waive any right to receive any notice of the acceptance of their Notes for exchange.
         2. Maturity. For senior collateralized subordinated notes issued in exchange for Notes with maturities of 36 months or less, maturity dates will be the remaining term to maturity of Notes tendered. With respect to Notes tendered with remaining terms greater than 36 months, the holder has the option to receive senior collateralized subordinated notes with a term equivalent to the remaining term of Notes tendered or a 36 month term. If the holder fails to select a maturity date, the maturity date will be the maturity date of Notes tendered.
         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.
         4. Partial Tenders. A holder does not have to tender all of holder's Notes to participate in the Exchange Offer. Tenders must be in increments of $1,000 provided that the Company reserves the right in its sole discretion to accept tenders in increments of less than $1,000. In the event the Company elects to accept tenders in increments of less than $1,000, no fractional shares of
10.0% Series A convertible preferred stock will be issued. As a result, amounts tendered of less than $2.00 will be allocated to the senior collateralized subordinated notes. If the holder elects to exchange the holder's Notes entirely for the shares of the 10.0%
Series A convertible preferred stock, tenders in increments of less than $1,000 will not be accepted in increments of less than
$1.00.
         5. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holders of Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s), for Notes issued in certificated form, without alteration, enlargement or any change whatsoever. For a Note issued in book-entry form, the signature must conform to the name on the account related to that Note. IF NOTES ARE HELD IN A CUSTODIAL OR IRA ACCOUNT, BOTH THE REGISTERED
HOLDER AND THE BENEFICIAL HOLDER MUST SIGN THIS LETTER OF TRANSMITTAL. SEE INSTRUCTION 11.
         If any Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of
Transmittal. If any Notes tendered hereby are registered in different names on several certificates, for Notes issued in certificated form or in different names in the book-entry system for uncertificated notes, it will be necessary to complete, sign and submit separate Letters of Transmittal for each registration of the Notes.
         If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.
         6. Special Issuance and Delivery Instructions. If Offer Consideration is to be issued or delivered in the name of a person other than the signer of this Letter of Transmittal, the "Special Issuance/Delivery Instructions" on this Letter of Transmittal should be completed.
         7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Notes to it pursuant to the Exchange Offer. If payment of Offer Consideration is to be made to any persons other than the registered holders, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person)
payable on account of the transfer to such other person will be deducted from Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
         8. Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived (other than legal requirements that cannot be waived by the Company) by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Notes tendered.
         9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on
Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.
         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.
         The holder is required to give the Exchange Agent the TIN of the registered holder of Notes or of the last transferee appearing on the transfers attached to, or endorsed on, Notes. If Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9"
for additional guidance on which number to report.
         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute
Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9" for additional guidance on which holders are exempt from backup withholding.
         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
         10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the
Offer to Exchange or this Letter of Transmittal may be directed to the Company at the telephone number and address listed in the
Letter of Transmittal or Offer to Exchange.
         11. Notes Held Through a Custodian. If Notes are held of record by a dealer, commercial bank, trust company or other nominee, or if Notes are held in a custodial or IRA account, this Letter of Transmittal should be signed by both the beneficial holder and the registered holder of Notes. The registered holder of Notes should tender Notes, upon receiving appropriate instructions from the beneficial holder of Notes, pursuant to the terms of the Offer to Exchange and this Letter of Transmittal.
         IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATES REPRESENTING NOTES ISSUED PRIOR TO NOVEMBER 1, 1999
AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE WITH RESPECT TO HOLDERS WISHING TO RECEIVE
OFFER CONSIDERATION.

                                                                 (3)

                        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e.,
00-0000000. The table below will help you determine the number to give to the payer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Give the EMPLOYER
                                     Give the SOCIAL SECURITY                                                IDENTIFICATION
  For this type of account:          number of ----                    For this type of account:             number of ----
-----------------------------------------------------------------------------------------------------------------------------------
1.   Individual                      The individual                    6. Sole proprietorship or             The owner (3)
                                                                          single-owner LLC

2.   Two or more individuals         The actual owner of the           7. A valid trust, estate, or          The legal entity (4)
     (joint account)                 account or, if combined              pension trust
                                     funds, any one of the
                                     individuals (1)
                                                                       8. Corporate or LLC electing          The corporation
                                                                          corporate status on
3.   Custodian account of a          The minor (2)                        Form 8832
     minor (Uniform
     Gift to Minors Act)
                                                                       9. Association, club,                 The organization
                                                                          religious, charitable,
4.   a. The usual revocable          The grantor-trustee (1)              educational or other
        savings trust                                                     tax-exempt
        account (grantor is                                               organization
        also trustee)

     b. So-called trust account      The actual owner (1)             10. Partnership or multi-              The partnership
        that is not a                                                     member LLC
        legal or valid trust
        under State law
                                                                      11. A broker or registered             The broker or nominee
                                                                          nominee
5.   Sole proprietorship or          The owner (3)
     single-owner LLC
                                                                      12. Account with the Department of     The public entity
                                                                          Agriculture in the name of
                                                                          a public entity (such as a
                                                                          state or local government,
                                                                          school district, or prison)
                                                                          that receives agricultural
                                                                          program payments
-----------------------------------------------------------------------------------------------------------------------------------
(1)   List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social
      Security number, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's Social Security number.
(3)   You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your
      Social Security number or Employer Identification number (if you have one).
(4)   List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.


                       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER                                               Exempt payees described above should file a Form W-9 to
                                                                 avoid possible erroneous backup withholding. FILE THIS FORM
If you do not have a Taxpayer Identification Number,             WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,
you should apply for one immediately. To                         WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE
apply for a Social Security number, obtain Form                  FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT
SS-5, Application for a Social Security Card, from               ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING,
your local Social Security Administration office or              FILE WITH A PAYER A COMPLETED IRS FORM W-8BEN (CERTIFICATE
online at www.sso.gov/online/ss5.html. You may also              OF FOREIGN STATUS).
obtain this form by calling 1-800-772-1213. Use
Form W-7, Application for an IRS Individual                        Certain payments other than interest, dividends, and
Taxpayer Identification Number, to apply for an                  patronage dividends that are not subject to information
ITIN, or Form SS-4, Application for Employer                     reporting are also not subject to backup withholding. For
Identification Number, to apply for an EIN. You can              details, see the regulations under Sections 6041, 6041A(2),
obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM              6045 and 6050A of the Code and the regulations promulgated
(1-800-829-3676) or from the IRS Web Site at                     thereunder.
www.irs.gov.
                                                                 PRIVACY ACT NOTICE. - Section 6109 requires most recipients
PAYEES EXEMPT FROM BACKUP WITHHOLDING                            of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the
Payees specifically exempted from backup withholding             payments to the IRS. The IRS uses numbers for identification
on ALL payments include the following:                           purposes. Payers must be given the numbers whether or not
                                                                 recipients are required to file tax returns. Payers must
o    A corporation.                                              generally withhold 28% of taxable interest, dividends and
o    A financial institution.                                    certain other payments to a payee who does not furnish a
o    An organization exempt from tax under Section 501(a) of     taxpayer identification number to a payer. Certain penalties
     the Internal Revenue Code of 1986, as amended (the          may also apply.
     "Code"), or an individual retirement plan, or a
     custodial account under Section 403(b)(7), if the           PENALTIES
     account satisfies the requirements of Section
     401(f)(2).                                                  (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION
o    The U.S. or any of its agencies or instrumentalities.       NUMBER. -- If you fail to furnish your taxpayer
o    A state, the District of Columbia, a possession of the      identification number to a payer, you are subject to a
     U.S., or any political subdivision or instrumentality       penalty of $50 for each such failure unless your failure is
     thereof.                                                    due to reasonable cause and not willful neglect.
o    A foreign government, a political subdivision of a
     foreign government, or any agency or instrumentality        (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
     thereof.                                                    WITHHOLDING. -- If you make a false statement with no
o    An international organization or any agency, or             reasonable basis that results in no imposition of backup
     instrumentality thereof.                                    withholding, you are subject to a penalty of $500.
o    A registered dealer in securities or commodities
     registered in the U.S., the District of Columbia or a       (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --
     possession of the U.S.                                      Willfully falsifying certifications or affirmations may
o    A real estate investment trust.                             subject you to criminal penalties including fines and/or
o    A common trust fund operated by a bank under Section        imprisonment.
     584(a) of the Code.
o    An exempt charitable remainder trust, or a non-exempt       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
     trust described in Section 4947(a)(1) of the Code.          THE INTERNAL REVENUE SERVICE.
o    An entity registered at all times under the Investment
     Company Act of 1940.
o    A foreign central bank of issue.

                                              TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                         (SEE INSTRUCTION 9)
------------------------------------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: AMERICAN BUSINESS FINANCIAL SERVICES, INC.
------------------+-----------------------------------------------------------------------------------------------------------------
SUBSTITUTE        | PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
FORM W-9          |           BOX AT RIGHT AND CERTIFY BY            TIN:___________________________________________________________
                  |           SIGNING AND DATING BELOW                   Social Security Number or Employer Identification Number
                  |-----------------------------------------------------------------------------------------------------------------
                  | PART 2 -- TIN Applied for  [_]
Department of     |
Treasury Internal |
Revenue Service   |
                  |
                  |-----------------------------------------------------------------------------------------------------------------
                  | CERTIFICATION - UNDER PENALTIES: OF PERJURY, I CERTIFY THAT
                  | (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number
Payer's Request   |      to be issued to me);
for Taxpayer      | (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or
Identification    |      (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup
Number ("TIN")    |      withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me
and Certification |      that I am no longer subject to backup withholding;
                  | (3)  I am a U.S. Person (including a U.S. resident alien); and
                  | (4)  Any other information provided on this form is true and correct.
                  |
                  | Signature: _______________________________________________    Date: _____________
------------------+-----------------------------------------------------------------------------------------------------------------
   You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS
        PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX PAYER
        IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                 ____________________________________________________________         ______________________
                                         Signature                                             Date
------------------------------------------------------------------------------------------------------------------------------------

                                                                 (4)